KITE REALTY GROUP

KRG LISTED NYSE

888.577.5600

kiterealty.com

Investors and Analysts
PRESENTED TO:
3.2012
KITE HEADQUARTERS Indianapolis, IN

KITE REALTY GROUP

DISCLAIMER
 This presentation contains certain statements that are not historical fact and may constitute forward-
 looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such
 forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including, without limitation: national and local economic, business, real estate and other market conditions, particularly in light of the recent slowing of growth in the U.S. economy; financing risks, including the availability of and costs associated with sources of liquidity; the Company’s ability to refinance, or extend the maturity dates of, its indebtedness; the level and volatility of interest rates; the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies; the competitive environment in which the
 Company operates; acquisition, disposition, development and joint venture risks; property ownership and management risks; the Company’s ability to maintain its status as a real estate investment trust
 (“REIT”) for federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property the Company owns; risks related to the geographical concentration of our properties in Indiana, Florida and Texas; assumptions underlying our anticipated growth sources; and
 other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended
 December 31, 2011, which discuss these and other factors that could adversely affect the Company’s results. The Company undertakes no obligation to publicly update or revise these forward-looking statements (including the FFO and net income estimates), whether as a result of new information, future events or otherwise.

COMPANY OVERVIEW
• Stable Operating Portfolio
•  54 Properties in the Retail Operating Portfolio; 93.3% leased
•  Diverse tenant base: Largest tenant represents only 2.9% of annualized base rent
•  5 mile demographics: Population - 126,000; Average Household Income - $85,000

• Increased Leasing & Operating Productivity
• Over 840,000 square feet of leasing production in 2011 at aggregate rent spreads of 6.3%
• 9 consecutive quarters of positive cash rent spreads
• Same property net income for the fourth quarter of 2011 increased 5.7% over the prior year and 3.7% for the full year 2011 compared to 2010.
• Average annualized retail operating portfolio rents per square foot grew 3.3% from the previous quarter.
• Revenue from property operations increased 13.8% in the fourth quarter over the same period in the prior year.

• Development & Redevelopment Progress
• Commenced construction at Delray Marketplace in Delray Beach, Florida.
• Transitioned Four Corner/Maple Valley in Seattle, Washington and New Hill Place Phase I
 near Raleigh, North Carolina to in-process developments. Construction is expected to commence in the first half of 2012.
• Scheduled to open Whole Foods at Oleander Point in Wilmington, North Carolina in May
 2012.
• Commenced construction of a single-tenant property in Indianapolis, Indiana that is leased to Walgreens.

• Cash NOI Growth Potential	• $5.9 million of annualized cash NOI (see page 21).
Information as of December 31, 2011

KITE
REALTY GROUP

KRG
LISTED
NYSE

888.577.5600

kiterealty.com

LEASING

8%
6%
4%
2%
0%
-2%
-4%
-6%
-8%
-2.9%
-1.5%
-0.5%
-0.1%
1.0%
3.0%
5.0%
5.7%
1st Qtr 2010
2nd Qtr 2010
3rd Qtr 2010
4th Qtr 2010
1st Qtr 2011
2nd Qtr 2011
3rd Qtr 2011
4th Qtr 2011

KRG LISTED NYSE

PORTFOLIO SAME STORE NOI TRENDS
KITE REALTY GROUP

95%
93%
91%
89%
90.0%
90.0%
92.2%
92.2%
92.3%
93.0%
93.1%
93.3%
1st Qtr 2010
2nd Qtr 2010
3rd Qtr 2010
4th Qtr 2010
1st Qtr 2011
2nd Qtr 2011
3rd Qtr 2011
4th Qtr 2011

KRG LISTED NYSE

LEASED PERCENTAGES: RETAIL OPERATING PORTFOLIO
KITE REALTY GROUP

RENT SPREADS
KITE REALTY GROUP

	2011	2010	2009
New Leases	8.6%	9.8%	4.4%
Renewals	2.9%	<3.5%>	<0.8%>
Weighted Total	6.4%	5.1%	2.1%
Cash Rent Spreads
• Nine consecutive quarters of positive aggregate rent spreads

400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
345,600
216,200
349,000
189,800
183,000
281,200
202,000
176,000
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011

KRG
LISTED
NYSE

• Company-wide focus on leasing the portfolio to high-credit tenants.
• Total annual production (square feet):
 • 2009 - 673,000
 • 2010 - 1,100,600
 • 2011 - 842,200
Total Leasing Production - New and Renewal Leases
By Quarter (square feet)
LEASING - ACTIVITY
KITE REALTY GROUP

KITE REALTY GROUP

WHOLE FOODS MARKET

URBAN OUTFITTERS

FEED THE DAY corner bakery CAFE

buybuy BABY

NORDSTROM RACK

PEI WEI ASIAN DINER

KRG LISTED NYSE

RETAIL RELATIONSHIPS
Recent Retail Relationships
• National Retailers: Nordstrom Rack / The Container Store / Arhaus Furniture / Whole Foods /
 Fresh Market / Advanced Auto / Babies “R” Us and Toys “R” Us / Ulta / Urban Outfitters /
 Vitamin Shoppe / buybuy Baby / Apricot Lane / Bobby Chan / Chico’s / Dollar Tree / Goodwill
 / White House | Black Market / JoS. A. Bank
• Restaurants: BJ’s Brewhouse / Buffalo Wild Wings / Corner Bakery / Jason’s Deli / Pei Wei /
 Max’s Grille / Shula Burger / Brother’s Bar & Grill
KITE REALTY GROUP

KITE REALTY GROUP

Top 10 Retail Tenants

	Tenant	Number Of Locations	% of Owned GLA	% of Portfolio Annualized Base Rent [1]	S&P Credit Rating [2]
1	Publix	6	4.8%	2.9%	n/a
2	Bed Bath & Beyond / buybuy Baby	7	3.2%	2.7%	BBB+
3	PetSmart	6	2.5%	2.6%	BB+
4	Ross Stores	6	2.9%	2.3%	BBB+
5	Toys "R" Us	3	2.3%	2.2%	B
6	Lowe's Home Improvement	2	2.2%	2.2%	A-
7	Marsh Supermarkets	2	2.1%	2.0%	n/a
8	Dick's Sporting Goods	3	2.9%	1.7%	n/a
9	Staples	4	1.5%	1.5%	BBB
10	HEB Grocery Company	1	1.8%	1.4%	n/a
	Total		**26.2%**	**21.5%**	

KRG LISTED NYSE

DIVERSE TENANT BASE
Quality Retail Tenants
KITE REALTY GROUP

(1) Annualized base rent represents the monthly contractual rent for December 2011 for each applicable tenant multiplied by 12. Excludes tenant reimbursements.
(2) S&P credit ratings for parent company as of 1/20/2012.
Information as of December 31, 2011

KITE
REALTY GROUP

KRG
LISTED
NYSE

888.577.5600

kiterealty.com

DEVELOPMENT/REDEVELOPMENT

KITE
REALTY GROUP

Publix. FRANK THEATRES Max's Grille

charming CHARLIE FAMIGLIA chico's

Orange leaf SELF SERVE FROZEN YOGURT Apricot Lane BOUTIQUE BOBBYCHAN

KRG
LISTED
NYSE

KITE REALTY GROUP

DELRAY MARKETPLACE
Delray Beach, Florida
In-Process Development
• Including anchors Publix and Frank
 Theatres, we currently have 24
 executed leases. The center is
 approximately 72% pre-leased or
 committed.
• Commenced construction in the 4th
 quarter of 2011.
• Closed on a $62 million construction
 loan in November 2011.
• The $93 million project is scheduled
 to open in November 2012.

KITE REALTY GROUP

TARGET
DICK'S
NEW HILL ROAD
N.C. 55

DICK'S

KRG
LISTED
NYSE

KITE REALTY GROUP

NEW HILL PLACE
Holly Springs, North Carolina
In-Process Development
•Closed on the sale of land to, and
 entered into a site development
 agreement with, Target in February
 2012.
•The $57 million development is
approximately 73% pre-leased or
committed including Dick’s Sporting
Goods, Marshall’s, Michael’s, and Petco.
•Phase I of New Hill Place is scheduled
 to commence construction in spring,
 2012 after finalizing construction loan.
•Phase I of the development is
 scheduled to open in spring, 2013.

KITE
REALTY GROUP

Johnson
GROCERY OUTLET
KENT - KANGLEY ROAD
MAPLE VALLEY - BLACK DIAMOND ROAD S.E.

KRG
LISTED
NYSE

KITE REALTY GROUP

FOUR CORNER/MAPLE VALLEY
Maple Valley, Washington
In-Process Development/Redevelopment
•Commenced construction at the end of
February 2012.
•Three anchor leases for 80,000 square feet
are fully executed with Grocery Outlet,
Johnson’s Home & Garden, and Walgreens.
•Construction loan to be finalized prior to
construction commencement.
•The $24 million project is scheduled to
partially open in late 2012.

KITE REALTY GROUP

OLEANDER POINT
Wilmington, North Carolina
In-Process Redevelopment
• KRG turned over the space to a
 newly constructed Whole Foods
 during the 4th quarter with an
 opening scheduled for May
 2012.
• The project is 86% pre-leased or
 committed as of December 31,
 2011.
Before
After
After

KITE
REALTY GROUP

NORDSTROM rack

KRG
LISTED
NYSE

KITE REALTY GROUP

HIGH QUALITY RECENTLY COMPLETED REAL ESTATE
Rivers Edge
• Successfully redeveloped and was
 100% leased as of December 31,
 2011.
• Anchored by Nordstrom Rack, The
 Container Store, buybuy Baby, Arhaus
 Furniture, and BGI Fitness.
Eddy Street Commons
• Successfully developed and was
 96.8% leased as of December 31,
 2011.
• Anchored by Urban Outfitters,
 Hammes Bookstore, and University
 of Notre Dame

REALTY GROUP

WHOLE FOODS

LA FITNESS

KRG LISTED NYSE

KITE REALTY GROUP

HIGH QUALITY RECENTLY COMPLETED REAL ESTATE
Cobblestone Plaza
• Successfully developed and was
 92.2% leased as of December 31,
 2011.
• Anchored by Whole Foods, Party City,
 and All Pets Emporium.
South Elgin Commons
• Successfully developed and was
 100% leased as of December 31,
 2011.
• Anchored by LA Fitness, Toys “R”
 Us/Babies “R” Us, Ross Stores and
 a non-owned Super Target.

BALANCE SHEET

KITE REALTY GROUP

DEBT AND CAPITAL MARKETS UPDATE
Primary Debt Capital Market Initiatives
• Manage fixed to floating ratio to a goal of 80%/20% (w/construction loan debt).
• Capitalize on low long-term interest rate environment.
• De-levering in process through NOI growth and non-core asset sales.
Significant 2012 Planned Debt Transactions
• Refinance Plaza at Cedar Hill and Fox Lake Crossing
• Secure long-term financing at Cobblestone Plaza and Rivers Edge
• Finalize construction loans for development at Four Corner Square/Maple Valley and New Hill Place - Phase I.

($ in millions)
Schedule of Debt Maturities (1)
180.0
165.0
150.0
135.0
120.0
105.0
90.0
75.0
60.0
45.0
30.0
15.0
.0
2012
2013
2014
2015
2016
2017
2018
2019+
55.7 (3)
5.8
53.9
34.5
7.8
38.1
1.1
134.7 (2)
38.3
19.7
124.9
52.6
4.3
86.4
Unconsolidated
Construction
Line of Credit
Mortgage Debt

KRG LISTED NYSE

KITE REALTY GROUP

SCHEDULE OF DEBT MATURITIES
Extend duration of maturities while continuing to stagger debt maturities to mitigate risk.
Information as of December 31, 2011
(1) Chart excludes annual principal payments and net premiums on fixed rate debt.
(2) Assumes the Company exercises the one year extension option on unsecured line of credit.
(3) As of March 9, 2012, only $10.8 million remaining.

KITE REALTY GROUP

In-Process Development / Redevelopment Cash NOI	
Projected incremental cash NOI from In-Process Developments and Redevelopments at Stabilization (1)	$ 4,387,000
Projected quarter to reach stabilization: - Cobblestone Q4, 2011 - Oleander Q1, 2012 - Rivers Edge Q4, 2011 (Arhaus opening in the second half of 2012)	
The weighted average percentage leased of the three projects is 94.9% and the capital required to complete is approximately $9 million.	
Executed Leases over 5,000 Square Feet	
8 new signed leases in tenant improvement phase including four at Eddy Street and removes rent associated with lease expirations	$ 1,483,266
- Capital required to complete the tenant improvements is approximately $3.4 million	
Total incremental cash NOI contribution	**$ 5,870,266**
(1) Excludes annualized cash NOI recognized in the Q4, 2011	

KRG LISTED NYSE

KITE REALTY GROUP

NOI GROWTH POTENTIAL THROUGH INCREMENTAL CASH NOI
• NOI growth potential through continued cash rent commencement from executed leases at operating properties and in-process development and redevelopment properties.
• Continue to improve our debt-to-EBITDA level as tenants who have executed leases take occupancy.
Information as of December 31, 2011